UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2008

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 22, 2008, Harrah’s Entertainment, Inc. (“Harrah’s Entertainment”) issued a press release announcing, among other things, the expiration of and the final results for the previously announced private exchange offers (the “Exchange Offers”) by Harrah’s Operating Company, Inc. (“Harrah’s Operating”) to exchange for its outstanding (i) 5.50% Senior Notes due 2010, (ii) 7.875% Senior Subordinated Notes due 2010, (iii) 8.0% Senior Notes due 2011, (iv) 8.125% Senior Subordinated Notes due 2011, (v) 5.375% Senior Notes due 2013, (vi) 5.625% Senior Notes due 2015, (vii) 6.50% Senior Notes due 2016, (viii) 5.75% Senior Notes due 2017; (ix) 10.75%/11.5% Senior Toggle Notes due 2018 and (x) 10.75% Senior Notes due 2016 (collectively, the “Old Notes”) up to $2.1 billion aggregate principal amount of (i) new 10.00% Second-Priority Senior Secured Notes due 2015 (the “New 2015 Second Lien Notes”), for Old Notes maturing between 2010 and 2013, and (ii) new 10.00% Second-Priority Senior Secured Notes due 2018 (the “New 2018 Second Lien Notes”, and, together with the New 2015 Second Lien Notes, the “New Second Lien Notes”), for Old Notes maturing between 2015 and 2018.

The Exchange Offers expired at midnight, New York City time, on December 19, 2008 and approximately $6 billion aggregate principal amount of Old Notes have been validly tendered. In addition, pursuant to the amended Exchange Offers terms as previously announced, approximately $450 million aggregate principal amount of Old Notes maturing between 2010 and 2011 (“Old 2010-2011 Notes”) and participating in the Exchange Offers elected to receive $670 in cash in lieu of each $1,000 principal amount of New 2015 Second Lien Notes that they otherwise would receive in the Exchange Offers.

Based on the principal amount of Old Notes validly tendered, approximately (i) $200 million aggregate principal amount of New 2015 Second Lien Notes will be issued in exchange for Old Notes maturing between 2010 and 2013; (ii) $850 million aggregate principal amount of New 2018 Second Lien Notes will be issued in exchange for Old Notes maturing between 2015 and 2018; and (iii) $290 million in cash will be paid to holders of Old 2010-2011 Notes.

Harrah’s Operating anticipates that the settlement date for the Exchange Offers will be December 24, 2008.

For additional information concerning the foregoing, a copy of the press release dated December 22, 2008 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

99.1	Text of press release, dated December 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: December 22, 2008	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Text of press release, dated December 22, 2008.